UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 21, 2016

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)

1590 Reed Road Pennington, New Jersey (Address of principal executive offices)	08534 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.07                           Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Ocean Power Technologies, Inc. (the “Company”) for the year ended April 30, 2016 (the “Annual Meeting”) was held on October 21, 2016.

At the Annual Meeting, the following proposals were voted on by the stockholders of the Company.

1)	Election of six directors to the Company’s board of directors.
2)	Ratification of the selection of KPMG, LLP as the Company’s independent registered public accounting firm.
3)	Approval, on an advisory, non-binding basis, of the Company’s executive officer compensation.
4)	Approval of an amendment to the Company’s 2015 Omnibus Incentive Plan (the “Plan”) to increase the number of shares of its common stock available for future grants.
5)	Approval of an amendment to the Company’s Certificate of Incorporation that would delete the “only for cause” director removal standard.
6)

Approval of an amendment to the Company’s Certificate of Incorporation that would add a provision which requires that any provision that is contrary to a requirement of the Delaware General Corporate Law (“DGCL”) shall be read in conformity with the applicable requirement of the DGCL.

The results of the voting were as follows:

Six directors were elected for terms expiring on the date of the annual meeting for the year ended April 30, 2017. As to each nominee for director, the results of the voting were as follows:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Terence J. Cryan	724,997	66,665	1,389,048
Dean J. Glover	770,625	21,037	1,389,048
George H. Kirby	769,392	22,270	1,389,048
Robert J. Burger	746,490	45,172	1,389,048
Steven M. Fludder	662,897	128,765	1,389,048
Robert K. Winters	661,887	129,775	1,389,048

The result of the vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending April 30, 2017 was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
2,088,988	21,678	70,044	0

The result of the vote on the advisory resolution to approve the Company’s executive officer compensation was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
508,158	231,715	51,789	1,389,048

The result of the vote to approve an amendment to the Plan to increase the number of shares of its common stock available for future grants was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
410,707	354,959	25,996	1,389,048

The result of the vote on an amendment to the Company’s Certificate of Incorporation that will delete the “only for cause” director removal standard for stockholders was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
1,924,901	91,682	164,127	0

In order to pass, this amendment required the affirmative vote of the holders of at least 75% of the outstanding shares of common stock entitled to vote at the meeting, and an insufficient number of shares were voted to meet this standard.

The result of the vote on an amendment to the Company’s Certificate of Incorporation that will add a provision which requires that any provision that is contrary to a requirement of the DGCL shall be read in conformity with the applicable requirement of the DGCL was as follows:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
2,034,351	34,037	112,322	0

In order to pass, this amendment required the affirmative vote of the holders of at least 50% of the outstanding shares of common stock entitled to vote at the meeting.

Item 9.01           Financial Statements and Exhibits

Exhibits

*3.1     Certificate of Amendment to Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on October 21, 2016.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2016

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby

George H. Kirby
President and Chief Executive Officer